United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 22, 2007
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                              NORTH VALLEY BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                   0-10652                             94-2751350
          ------------------------          ---------------------------------
          (Commission File Number)          (IRS Employer Identification No.)


                  300 Park Marina Circle, Redding, CA     96001
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (530) 226-2900
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

         On March 22, 2007, the Board of Directors of the Registrant approved a Fifth Amendment to the North Valley Bancorp 401(k) Plan, as previously amended and restated. The 401(k) Plan was originally known as the North Valley Bancorp Deferred Salary Profit Sharing Thrift Plan, adopted as of January 1, 1984. The 401(k) Plan has been further amended as provided in the Fifth Amendment, effective as of September 1, 2004, in order to comply with relevant sections of the Internal Revenue Code and related final Treasury Regulations issued under the Code. All employees over 18 years of age with at least six months of service are eligible to participate in the 401(k) Plan. A copy of the Fifth Amendment to the North Valley Bancorp 401(k) Plan is filed as an exhibit to this report and is incorporated herein by this reference.


Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits

                  99.127 Fifth Amendment to the North Valley Bancorp 401(k) Plan, effective as of September 1, 2004




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


Dated:  March 26, 2007                 By: /s/ LEO J. GRAHAM
                                           -------------------------------------
                                           Leo J. Graham
                                           General Counsel / Corporate Secretary


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